Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2020 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,996	438	—	11,434	—	11,434
Dallas, TX	9,405	362	—	9,767	—	9,767
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Raleigh/Durham, NC	4,397	953	—	5,350	—	5,350
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	124	4,373
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	442	—	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Greenville, SC	2,084	—	271	2,355	—	2,355
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,717	2,070	79	8,866	—	8,866
Total Multifamily Units	95,113	4,265	350	99,728	124	99,852

(1)	Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2020			Average Effective	As of March 31, 2020
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended March 31, 2020	Completed Units	Total Units, Including Development
Atlanta, GA	$1,982,960	14.5%	94.8%	$1,465	11,434
Dallas, TX	1,389,272	10.2%	95.7%	1,299	9,767
Charlotte, NC	956,443	7.0%	96.2%	1,244	6,149
Washington, DC	954,974	7.0%	96.7%	1,800	4,080
Tampa, FL	874,536	6.4%	95.7%	1,485	5,220
Austin, TX	837,196	6.1%	95.7%	1,265	7,117
Orlando, FL	823,999	6.0%	95.2%	1,466	5,274
Raleigh/Durham, NC	693,500	5.1%	96.3%	1,154	5,350
Houston, TX	599,786	4.4%	94.5%	1,220	4,867
Nashville, TN	531,010	3.9%	95.9%	1,301	4,375
Charleston, SC	398,921	2.9%	95.9%	1,227	3,168
Fort Worth, TX	392,894	2.9%	95.9%	1,171	4,249
Phoenix, AZ	374,577	2.7%	96.5%	1,273	2,623
Jacksonville, FL	292,169	2.1%	96.4%	1,143	3,496
Richmond, VA	263,932	1.9%	95.9%	1,214	2,004
Savannah, GA	240,834	1.8%	95.0%	1,101	2,219
Denver, CO	192,215	1.4%	92.0%	1,651	733
Kansas City, MO-KS	183,921	1.3%	95.9%	1,278	1,110
San Antonio, TX	161,956	1.2%	96.1%	1,119	1,504
Birmingham, AL	157,361	1.1%	96.2%	1,072	1,462
Greenville, SC	154,593	1.1%	95.4%	931	2,084
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	$181,284	1.3%	95.6%	$978	2,754
Florida	175,734	1.3%	95.8%	1,363	1,806
Alabama	158,493	1.2%	96.7%	1,011	1,648
Virginia	152,443	1.1%	98.0%	1,322	1,039
Kentucky	94,017	0.7%	95.3%	899	1,308
Mississippi	73,973	0.5%	95.4%	903	1,241
Nevada	70,251	0.5%	96.5%	1,115	721
South Carolina	36,520	0.3%	93.9%	891	576
Stabilized Communities	$13,399,764	97.9%	95.7%	$1,282	99,378
Greenville, SC	$72,111	0.5%	79.0%	$1,739	271	271
Dallas, TX	51,298	0.4%				348
Denver, CO	41,897	0.3%	94.9%	1,541	79	385
Phoenix, AZ	39,763	0.3%				345
Orlando, FL	37,224	0.3%				633
Fort Worth, TX	24,226	0.2%	17.9%	1,342	124	168
Houston, TX	12,046	0.1%				308
Lease-up / Development Communities	$278,565	2.1%	61.6%	$1,602	474	2,458
Total Multifamily Communities	$13,678,329	100.0%	95.5%	$1,284	99,852	101,836

(1)	Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of March 31, 2020		Three Months Ended
	Apartment Units	Gross Real Assets	March 31, 2020	March 31, 2019	Percent Change
Operating Revenue
Same Store Communities	95,113	$12,751,642	$392,362	$376,531	4.2%
Non-Same Store Communities	4,265	648,119	17,650	18,629
Lease-up/Development Communities	474	278,568	1,732	54
Total Multifamily Portfolio	99,852	$13,678,329	$411,744	$395,214
Commercial Property/Land	—	236,631	6,354	5,964
Total Operating Revenue	99,852	$13,914,960	$418,098	$401,178

Property Operating Expenses
Same Store Communities			$143,075	$138,693	3.2%
Non-Same Store Communities			6,786	8,379
Lease-up/Development Communities			769	69
Total Multifamily Portfolio			$150,630	$147,141
Commercial Property/Land			2,542	2,236
Total Property Operating Expenses			$153,172	$149,377

Net Operating Income
Same Store Communities			$249,287	$237,838	4.8%
Non-Same Store Communities			10,864	10,250
Lease-up/Development Communities			963	(15)
Total Multifamily Portfolio			$261,114	$248,073
Commercial Property/Land			3,812	3,728
Total Net Operating Income			$264,926	$251,801	5.2%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended
	March 31, 2020	March 31, 2019	Percent Change
Personnel	$34,108	$33,490	1.8%
Building Repair and Maintenance	14,503	13,931	4.1%
Utilities	26,266	26,051	0.8%
Marketing	4,491	4,016	11.8%
Office Operations	5,436	5,031	8.1%
Property Taxes	55,105	53,261	3.5%
Insurance	3,166	2,913	8.7%
Total Property Operating Expenses	$143,075	$138,693	3.2%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended
	Apartment Units	Same Store NOI	March 31, 2020	March 31, 2019
Atlanta, GA	10,996	13.1%	94.9%	95.8%
Dallas, TX	9,405	9.1%	95.7%	95.0%
Charlotte, NC	6,149	7.0%	96.4%	96.1%
Austin, TX	7,117	6.7%	95.9%	95.8%
Tampa, FL	5,220	6.5%	95.5%	96.2%
Washington, DC	4,080	6.5%	96.4%	96.7%
Orlando, FL	5,274	6.3%	95.1%	95.8%
Nashville, TN	4,375	4.9%	95.8%	95.2%
Raleigh/Durham, NC	4,397	4.5%	96.2%	96.4%
Houston, TX	4,867	4.2%	95.2%	95.5%
Fort Worth, TX	4,249	4.0%	95.1%	95.4%
Jacksonville, FL	3,496	3.3%	96.0%	96.2%
Phoenix, AZ	2,623	3.1%	96.9%	96.3%
Charleston, SC	2,726	2.7%	95.7%	95.4%
Richmond, VA	2,004	2.1%	96.2%	96.5%
Savannah, GA	2,219	2.0%	95.6%	95.7%
Greenville, SC	2,084	1.6%	94.5%	96.1%
Memphis, TN	1,811	1.4%	95.7%	95.2%
Birmingham, AL	1,462	1.3%	96.0%	96.0%
San Antonio, TX	1,504	1.2%	96.3%	96.5%
Kansas City, MO-KS	1,110	1.2%	95.7%	95.8%
Huntsville, AL	1,228	1.1%	97.1%	97.0%
Other	6,717	6.2%	95.6%	96.4%
Total Same Store	95,113	100.0%	95.7%	95.9%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2020	Q1 2019	% Chg	Q1 2020	Q1 2019	% Chg	Q1 2020	Q1 2019	% Chg	Q1 2020	Q1 2019	% Chg
Atlanta, GA	10,996	$50,784	$49,414	2.8%	$18,422	$17,328	6.3%	$32,362	$32,086	0.9%	$1,465	$1,415	3.6%
Dallas, TX	9,405	38,904	37,678	3.3%	16,378	16,653	(1.7)%	22,526	21,025	7.1%	1,308	1,271	2.9%
Charlotte, NC	6,149	24,817	23,581	5.2%	7,291	7,032	3.7%	17,526	16,549	5.9%	1,244	1,195	4.1%
Austin, TX	7,117	29,454	27,776	6.0%	12,679	12,483	1.6%	16,775	15,293	9.7%	1,265	1,206	5.0%
Tampa, FL	5,220	24,785	23,685	4.6%	8,607	8,330	3.3%	16,178	15,355	5.4%	1,485	1,427	4.1%
Washington, DC	4,080	23,227	22,636	2.6%	7,067	6,935	1.9%	16,160	15,701	2.9%	1,800	1,753	2.7%
Orlando, FL	5,274	24,636	23,942	2.9%	8,867	8,518	4.1%	15,769	15,424	2.2%	1,466	1,426	2.8%
Nashville, TN	4,375	18,239	17,163	6.3%	6,034	5,764	4.7%	12,205	11,399	7.1%	1,301	1,229	5.9%
Raleigh/Durham, NC	4,397	16,599	15,568	6.6%	5,315	4,890	8.7%	11,284	10,678	5.7%	1,130	1,068	5.8%
Houston, TX	4,867	18,820	18,382	2.4%	8,325	8,139	2.3%	10,495	10,243	2.5%	1,220	1,177	3.7%
Fort Worth, TX	4,249	16,603	16,059	3.4%	6,676	6,703	(0.4)%	9,927	9,356	6.1%	1,171	1,138	2.9%
Jacksonville, FL	3,496	12,621	12,291	2.7%	4,283	4,002	7.0%	8,338	8,289	0.6%	1,143	1,110	3.0%
Phoenix, AZ	2,623	10,764	9,804	9.8%	2,941	2,823	4.2%	7,823	6,981	12.1%	1,273	1,166	9.2%
Charleston, SC	2,726	10,546	10,213	3.3%	3,752	3,589	4.5%	6,794	6,624	2.6%	1,187	1,145	3.6%
Richmond, VA	2,004	7,866	7,517	4.6%	2,531	2,369	6.8%	5,335	5,148	3.6%	1,214	1,156	5.0%
Savannah, GA	2,219	7,977	7,806	2.2%	2,983	2,805	6.3%	4,994	5,001	(0.1)%	1,101	1,068	3.1%
Greenville, SC	2,084	6,466	6,205	4.2%	2,485	2,448	1.5%	3,981	3,757	6.0%	931	889	4.8%
Memphis, TN	1,811	5,961	5,650	5.5%	2,366	2,356	0.4%	3,595	3,294	9.1%	1,018	973	4.7%
Birmingham, AL	1,462	5,289	4,817	9.8%	2,031	2,022	0.4%	3,258	2,795	16.6%	1,072	997	7.5%
San Antonio, TX	1,504	5,491	5,288	3.8%	2,380	2,358	0.9%	3,111	2,930	6.2%	1,119	1,081	3.5%
Kansas City, MO-KS	1,110	4,499	4,283	5.0%	1,627	1,555	4.6%	2,872	2,728	5.3%	1,278	1,207	5.9%
Huntsville, AL	1,228	3,980	3,642	9.3%	1,312	1,277	2.7%	2,668	2,365	12.8%	963	877	9.8%
Other	6,717	24,034	23,131	3.9%	8,723	8,314	4.9%	15,311	14,817	3.3%	1,117	1,058	5.5%
Total Same Store	95,113	$392,362	$376,531	4.2%	$143,075	$138,693	3.2%	$249,287	$237,838	4.8%	$1,283	$1,232	4.2%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2020	Q4 2019	% Chg	Q1 2020	Q4 2019	% Chg	Q1 2020	Q4 2019	% Chg	Q1 2020	Q4 2019	% Chg
Atlanta, GA	10,996	$50,784	$50,651	0.3%	$18,422	$18,147	1.5%	$32,362	$32,504	(0.4)%	$1,465	$1,462	0.2%
Dallas, TX	9,405	38,904	38,763	0.4%	16,378	16,178	1.2%	22,526	22,585	(0.3)%	1,308	1,301	0.5%
Charlotte, NC	6,149	24,817	24,610	0.8%	7,291	7,359	(0.9)%	17,526	17,251	1.6%	1,244	1,238	0.5%
Austin, TX	7,117	29,454	29,091	1.2%	12,679	12,077	5.0%	16,775	17,014	(1.4)%	1,265	1,260	0.4%
Tampa, FL	5,220	24,785	24,707	0.3%	8,607	8,191	5.1%	16,178	16,516	(2.0)%	1,485	1,476	0.6%
Washington, DC	4,080	23,227	23,212	0.1%	7,067	6,902	2.4%	16,160	16,310	(0.9)%	1,800	1,800	(0.0)%
Orlando, FL	5,274	24,636	24,611	0.1%	8,867	8,731	1.6%	15,769	15,880	(0.7)%	1,466	1,462	0.3%
Nashville, TN	4,375	18,239	18,183	0.3%	6,034	5,917	2.0%	12,205	12,266	(0.5)%	1,301	1,293	0.6%
Raleigh/Durham, NC	4,397	16,599	16,507	0.6%	5,315	5,202	2.2%	11,284	11,305	(0.2)%	1,130	1,121	0.7%
Houston, TX	4,867	18,820	18,647	0.9%	8,325	7,905	5.3%	10,495	10,742	(2.3)%	1,220	1,214	0.5%
Fort Worth, TX	4,249	16,603	16,617	(0.1)%	6,676	6,372	4.8%	9,927	10,245	(3.1)%	1,171	1,169	0.2%
Jacksonville, FL	3,496	12,621	12,494	1.0%	4,283	4,160	3.0%	8,338	8,334	0.0%	1,143	1,136	0.6%
Phoenix, AZ	2,623	10,764	10,700	0.6%	2,941	2,878	2.2%	7,823	7,822	0.0%	1,273	1,257	1.3%
Charleston, SC	2,726	10,546	10,428	1.1%	3,752	3,854	(2.6)%	6,794	6,574	3.3%	1,187	1,181	0.5%
Richmond, VA	2,004	7,866	7,884	(0.2)%	2,531	2,435	3.9%	5,335	5,449	(2.1)%	1,214	1,207	0.6%
Savannah, GA	2,219	7,977	7,884	1.2%	2,983	2,833	5.3%	4,994	5,051	(1.1)%	1,101	1,095	0.5%
Greenville, SC	2,084	6,466	6,487	(0.3)%	2,485	2,318	7.2%	3,981	4,169	(4.5)%	931	927	0.4%
Memphis, TN	1,811	5,961	5,868	1.6%	2,366	2,391	(1.0)%	3,595	3,477	3.4%	1,018	1,013	0.5%
Birmingham, AL	1,462	5,289	5,257	0.6%	2,031	1,840	10.4%	3,258	3,417	(4.7)%	1,072	1,060	1.1%
San Antonio, TX	1,504	5,491	5,422	1.3%	2,380	2,304	3.3%	3,111	3,118	(0.2)%	1,119	1,118	0.1%
Kansas City, MO-KS	1,110	4,499	4,477	0.5%	1,627	1,583	2.8%	2,872	2,894	(0.8)%	1,278	1,267	0.9%
Huntsville, AL	1,228	3,980	3,943	0.9%	1,312	1,302	0.8%	2,668	2,641	1.0%	963	949	1.5%
Other	6,717	24,034	23,941	0.4%	8,723	8,534	2.2%	15,311	15,407	(0.6)%	1,117	1,110	0.6%
Total Same Store	95,113	$392,362	$390,384	0.5%	$143,075	$139,413	2.6%	$249,287	$250,971	(0.7)%	$1,283	$1,277	0.5%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands		Units as of
		March 31, 2020				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q1 2020	After
Copper Ridge II	Fort Worth, TX	168	124	38	1Q19	1Q20	2Q20	2Q21	$30,000	$24,226	$5,774
MAA Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	4Q20	1Q22	69,000	51,298	17,702
Novel Midtown(2)	Phoenix, AZ	345	—	—	1Q19	1Q21	2Q21	4Q22	82,000	39,763	42,237
Westglenn	Denver, CO	306	—	—	3Q19	2Q21	4Q21	4Q22	84,500	20,011	64,489
The Robinson(3)	Orlando, FL	369	—	—	3Q19	2Q21	4Q21	1Q23	99,000	20,111	78,889
Long Point	Houston, TX	308	—	—	4Q19	3Q21	1Q22	1Q23	57,000	12,046	44,954
Sand Lake(4)	Orlando, FL	264	—	—	4Q19	2Q21	4Q21	1Q23	68,000	17,113	50,887
Total Active		2,108	124	38					$489,500	$184,568	$304,932

(1)Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  MAA owns 80% of the joint venture that owns this property.

(3)  Previously reported as 336 N. Orange.

(4)  MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY REDEVELOPMENT PIPELINE

Redevelopment Spend dollars in thousands, except per unit data
	Three months ended March 31, 2020
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
1,440	$8,652	$6,008	$111	9.4%	8,000 - 11,600

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of March 31, 2020
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization(1)	Total Cost
Sync 36 II	Denver, CO	79	94.9%	3Q19	2Q20	$21,886
The Greene	Greenville, SC	271	79.0%	(2)	4Q20	72,111
Total		350	82.6%			$93,997

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

2020 ACQUISITION ACTIVITY (THROUGH MARCH 31, 2020)

Land Acquisition	Market	Acreage	Closing Date
Georgetown	Austin, TX	22	January 2020

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting.  A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

Dollars in thousands	As of March 31, 2020
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$79,390	(1)	$51,720	(2)	$43,686

	Three months ended March 31, 2020
Joint Venture Property	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,974	$407
(1)	Represents GAAP basis net book value plus accumulated depreciation.
(2)	This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

Supplemental Data S-7

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2020

Dollars in thousands

DEBT SUMMARIES

Floating Versus Fixed Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,084,085	91.1%	4.0%	7.9
Floating (unhedged) debt	399,608	8.9%	2.3%	0.1
Total	$4,483,693	100.0%	3.8%	7.2

Secured Versus Unsecured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$3,859,040	86.1%	3.7%	5.9
Secured debt	624,653	13.9%	4.5%	17.1
Total	$4,483,693	100.0%	3.8%	7.4

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q1 2020 NOI	Percent of Total
Unencumbered gross assets	$12,727,000	89.4%	$239,928	90.6%
Encumbered gross assets	1,509,426	10.6%	24,998	9.4%
Total	$14,236,426	100.0%	$264,926	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Rate
2020	$136,829	4.3%
2021	193,038	5.2%
2022	365,806	3.6%
2023	359,884	4.2%
2024	416,591	4.0%
2025	403,450	4.2%
2026	—	—
2027	594,395	3.7%
2028	395,022	4.2%
2029	562,761	3.7%
Thereafter	656,309	3.8%
Total	$4,084,085	4.0%

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2020 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2020	$—	$—	$—	$136,829	$136,829
2021	—	—	72,686	120,352	193,038
2022	—	248,993	416,421	—	665,414
2023	100,000	347,657	12,227	—	459,884
2024	—	396,639	19,952	—	416,591
2025	—	395,676	—	7,774	403,450
2026	—	—	—	—	—
2027	—	594,395	—	—	594,395
2028	—	395,022	—	—	395,022
2029	—	562,761	—	—	562,761
Thereafter	—	296,611	—	359,698	656,309
Total	$100,000	$3,237,754	$521,286	$624,653	$4,483,693

(1)

There were no borrowings outstanding under MAALP’s unsecured commercial paper program as of March 31, 2020.  Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.  For the three months ended March 31, 2020, average daily borrowings outstanding under the commercial paper program were $67.9 million.

(2)

There was $100.0 million outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of March 31, 2020. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.5%	Yes
Total secured debt to adjusted total assets	40% or less	4.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.2x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	330%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	26.9%	Yes
Total secured debt to total capitalized asset value	40% or Less	3.8%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.0x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	25.8%	Yes

(1)The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-9

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings(1)	F2	BBB+	Stable
Moody's Investors Service(2)	P-2	Baa1	Stable
Standard & Poor's Ratings Services(1)	A-2	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP
(2)	Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Earnings release & conference call	Late July	Late October	Late January	Late April

Dividend Information - Common Shares:	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Declaration date	3/21/2019	5/21/2019	9/26/2019	12/10/2019	3/19/2020
Record date	4/15/2019	7/15/2019	10/15/2019	1/15/2020	4/15/2020
Payment date	4/30/2019	7/31/2019	10/31/2019	1/31/2020	4/30/2020
Distributions per share	$0.9600	$0.9600	$0.9600	$1.0000	$1.0000

Supplemental Data S-10

COVID-19 UPDATE

April 2020 Operating Metrics

Dollars in thousands

April 2020 Rents (as of May 5, 2020)	Dollars	% of Total Billed	Historical Average(1)
Total billed	$123,509
Cash collected	121,036	98.0%
Deferred payments outstanding(2)	1,609	1.3%
Total cash collected and deferred payments	$122,645	99.3%	99.4%

April 2020 Recurring Fees(3) (as of May 5, 2020)
Total billed	$10,226
Cash collected	9,614	94.0%
Deferred payments outstanding(2)	426	4.2%
Total cash collected and deferred payments	$10,040	98.2%	99.1%

(1)	Represents average total cash collections in 2019 as of the 5th day of the following month.
(2)

Pursuant to a lease amendment signed by residents who were financially impacted by the COVID-19 pandemic. Total original deferrals on rents and recurring fees were $7.3 million and $0.7 million, respectively, of which $5.7 million of rent deferrals and $0.2 million of recurring fee deferrals have been collected as of May 5, 2020.

(3)	Recurring fees include services for water, pest, trash, cable/internet, pet rent, and other rentable items.

Same Store Pricing/Occupancy:	April 2020	April 2019
Lease over lease pricing growth for new leases effective in April(4) (5)	-3.3%	2.5%
Number of new leases effective in April	3,136	3,758
Lease over lease pricing growth for renewals effective in April(5) (6)	6.5%	7.2%
Number of renewals effective in April	3,606	3,600
Blended lease over lease pricing growth for new leases and renewals effective in April(5)	1.9%	4.8%
Lease over lease pricing growth on new leases signed during April(5)	-4.1%	2.9%
Number of new leases signed during April	4,889	5,276
Lease over lease pricing growth on renewal leases signed during April(5)	4.5%	7.3%
Number of renewal leases signed during April	6,889	5,967
Blended lease over lease pricing growth for new leases and renewals signed in April(5)	0.9%	5.2%
Average Physical Occupancy	95.4%	95.9%

(4)	Represents leases for move-ins that occurred in April; lease price is typically set on average 28 days ahead of lease start date.
(5)	Lease over lease pricing growth includes the impact of concessions.
(6)	Represents leases for renewals that went into effect in April; lease price is typically set on average 60 days ahead of lease start date.

Other:	April 2020	2019 Monthly Average
Same Store lease termination fees collected	$837	$1,100
Same Store late fees collected(7)	$50	$650
COVID-19 early lease terminations(8)	232
COVID-19 related costs(9)	$785
Commercial leased space current delinquency, excluding abatements(10)	$200	$120
COVID-19 related commercial rent abatements(11)	$673

(7)	No late fees were charged for residents impacted by COVID-19 or where prohibited by law.
(8)	No termination fees were charged for lease terminations related to COVID-19.
(9)	Non-recurring additional costs resulting from the COVID-19 pandemic, consisting primarily of additional cleaning supplies, contract labor and COVID-19 related leave.
(10)	Total commercial billings for April were approximately $1.86 million.
(11)	MAA currently expects to recognize between $0.6 million and $0.65 million of this revenue in 2020 as part of accounting for the straight line amortization of commercial rents.

Balance Sheet:	As of March 31, 2020
Borrowings outstanding under commercial paper program and unsecured revolving credit facility	$100,000
Combined cash and available capacity under unsecured revolving credit facility, net of commercial paper borrowings	931,800
2020 debt maturities	136,829
2021 debt maturities	193,038

Supplemental Data S-11

COVID-19 UPDATE (CONTINUED)

May 2020 Operating Metrics

Dollars in thousands

May 2020 Rents (as of May 5, 2020)	Dollars	% of Total Billed	Historical Average(1)
Total billed	$121,493
Cash collected	109,787	90.4%
Deferred payments outstanding(2)	4,640	3.8%
Total cash collected and deferred payments	$114,427	94.2%	94.4%

May 2020 Recurring Fees(3) (as of May 5, 2020)
Total billed	$10,044
Cash collected	8,797	87.6%
Deferred payments outstanding(2)	487	4.8%
Total cash collected and deferred payments	$9,284	92.4%	91.6%

(1)	Represents average total cash collections in 2019 as of the 5th day of the current month.
(2)	Pursuant to a lease amendment signed by residents who were financially impacted by the COVID-19 pandemic.
(3)	Recurring fees include services for water, pest, trash, cable/internet, pet rent, and other rentable items.

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

2020 ANNUAL MEETING OF SHAREHOLDERS UPDATE

On May 1, 2020, MAA announced that in response to the public health concerns surrounding the COVID-19 pandemic, the company will host its 2020 Annual Meeting of Shareholders in a virtual-only format. Shareholders will not be able to attend the 2020 Annual Meeting of Shareholders physically.  The previously announced date and time of the meeting, May 19, 2020 at 12:30 p.m. Central Daylight Time, is unchanged. For more information and instructions on how to attend the meeting go to ir.maac.com and click on the link for Proxy Materials and information regarding the upcoming Annual Meeting of Shareholders.

Supplemental Data S-12